                                                                    EXHIBIT 20.2

[WFS FINANCIAL INC LOGO]

                        WFS FINANCIAL 2004-3 OWNER TRUST
                           Distribution Date Statement
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 17, 2004

                                                                                                                        DOLLARS
COLLECTIONS
Payments received                                                                                                    47,579,507.04
               Plus / (Less) :
                                Net Servicer Advances                                                                   729,639.40
                                Investment Earnings on funds in the Pre-Fund Account                                     78,211.28
                                Investment Earnings on funds in the Collection Account                                   19,082.36
                                                                                                                     -------------
Net Collections                                                                                                      48,406,440.08
               Plus / (Less) :
                                Funds in Spread Account                                                              16,247,010.12
                                                                                                                     -------------
Total Available Funds                                                                                                64,653,450.20
                                                                                                                     =============

DISTRIBUTIONS

               Servicing Fee                                                                           1,427,083.00
               Trustee and Other Fees                                                                          0.00
                                                                                                       ------------

Total Fee Distribution                                                                                                1,427,083.00

               Note Interest Distribution Amount - Class A-1                               471,876.45
               Note Interest Distribution Amount - Class A-2                             1,362,550.00
               Note Interest Distribution Amount - Class A-3                             1,339,800.00
               Note Interest Distribution Amount - Class A-4                             1,563,485.00
                                                                                        -------------
                                                                                         4,737,711.45

               Note Principal Distribution Amount - Class A-1                           42,111,983.47
               Note Principal Distribution Amount - Class A-2                                   (0.00)
               Note Principal Distribution Amount - Class A-3                                    0.00
               Note Principal Distribution Amount - Class A-4                                    0.00
                                                                                        -------------
                                                                                        42,111,983.47

Total Class A Interest and Principal Distribution                                                                    46,849,694.92

               Note Interest Distribution Amount - Class B-1                               245,700.00
               Note Principal Distribution Amount - Class B-1                                    0.00
                                                                                        -------------

Total Class B Interest and Principal Distribution                                                                       245,700.00

               Note Interest Distribution Amount - Class C-1                               268,800.00
               Note Principal Distribution Amount - Class C-1                                   (0.00)
                                                                                        -------------

Total Class C Interest and Principal Distribution                                                                       268,800.00

               Note Interest Distribution Amount - Class D-1                               246,913.33
               Note Principal Distribution Amount - Class D-1                                    0.00
                                                                                        -------------

Total Class D Interest and Principal Distribution                                                                       246,913.33

               Spread Account Deposit                                                                                15,615,258.95
                                                                                                                     -------------

Total Distributions                                                                                                  64,653,450.20
                                                                                                                     =============

                        WFS FINANCIAL 2004-3 OWNER TRUST
                           Distribution Date Statement
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 17, 2004

PORTFOLIO DATA:
                                                                                     # of loans
  Beginning Aggregate Principal Balance                                                  88,313                   1,600,000,056.70

    Less:                       Principal Payments                                                (15,537,808.13)
                                Full Prepayments                                         (1,323)  (22,378,984.19)
                                Partial Prepayments                                           -                -
                                Liquidations                                                (38)     (557,369.52)
                                                                                                 ---------------
                                                                                                                    (38,474,161.84)
                                                                                                                  ----------------
      Ending Aggregate Principal Balance                                                 86,952                   1,561,525,894.86
                                                                                                                  ================

Ending Outstanding Principal Balance of Notes                                                                     1,509,888,016.53
Overcollateralization Amount                                                                                         51,637,878.33
Overcollateralization Level                                                                                                   3.31%

OTHER RELATED INFORMATION:

Spread Account:

               Beginning Balance (Including Spread and Capitalized Interest)                       16,230,477.17
                     Investment earnings on funds in spread account                                    16,532.95
                     Less: Funds included in Total Available Funds                                (16,247,010.12)
                     Deposits                                                                      15,615,258.95
                     Reductions                                                                                -
                                                                                                 ---------------
               Ending Balance                                                                                        15,615,258.95

               Beginning Initial Deposit (Including Spread and Capitalized Interest)               16,230,477.17
                     Repayments                                                                                -
                                                                                                 ---------------
               Ending Initial Deposit                                                                                16,230,477.17

Pre-Fund Account:

               Beginning Balance                                                                  145,500,000.00
                     Investment earnings on funds in pre-fund account                                  78,211.28
                     Reductions                                                                  (145,578,211.28)
                                                                                                 ---------------
               Ending Balance                                                                                                 0.00

Servicer Advances:

               Beginning Unreimbursed Advances                                                                 -
               Net Advances                                                                           729,639.40
                                                                                                 ---------------
                                                                                                                        729,639.40

Net Charge-Off Data:

               Charge-Offs                                                                             24,164.38
               Recoveries                                                                                      -
                                                                                                 ---------------
               Net Charge-Offs                                                                                           24,164.38

Delinquencies (P&I):                                                                 # of loans
               30-59 Days                                                                   360     3,813,987.00
               60-89 Days                                                                     7        56,376.32
               90-119 Days                                                                    2         3,257.34
               120 days and over                                                              0                -

Repossessions                                                                                 4        41,759.36

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of the Sale and
 Servicing Agreement)                                                                         -                                  -

Cumulative Charge-Off Percentage                                                                                              0.00%

WAC                                                                                                                        10.7073%
WAM                                                                                                                         64.604

                        WFS FINANCIAL 2004-3 OWNER TRUST
                           Distribution Date Statement
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 17, 2004

                              BEGINNING       NOTE MONTHLY                  TOTAL
             ORIGINAL        OUTSTANDING       PRINCIPAL      PRIOR       PRINCIPAL
            PRINCIPAL         PRINCIPAL      DISTRIBUTABLE   PRINCIPAL  DISTRIBUTABLE
CLASSES      BALANCE           BALANCE           AMOUNT      CARRYOVER      AMOUNT
-------  ----------------  ----------------  -------------  ----------  -------------
  A-1      229,000,000.00    229,000,000.00  42,111,983.47        0.00  42,111,983.47

  A-2      458,000,000.00    458,000,000.00          (0.00)       0.00          (0.00)

  A-3      348,000,000.00    348,000,000.00           0.00        0.00           0.00

  A-4      341,000,000.00    341,000,000.00           0.00        0.00           0.00

  B-1       60,000,000.00     60,000,000.00           0.00        0.00           0.00

  C-1       64,000,000.00     64,000,000.00          (0.00)       0.00          (0.00)

  D-1       52,000,000.00     52,000,000.00           0.00        0.00           0.00
         ----------------  ----------------  -------------  ----------  -------------
  TOTAL  1,552,000,000.00  1,552,000,000.00  42,111,983.47        0.00  42,111,983.47
         ================  ================  =============  ==========  =============

                                      REMAINING         TOTAL
          PRINCIPAL      CURRENT     OUTSTANDING      PRINCIPAL
         DISTRIBUTION   PRINCIPAL     PRINCIPAL      AND INTEREST
CLASSES      AMOUNT     CARRYOVER      BALANCE       DISTRIBUTION
-------  -------------  ---------  ----------------  -------------
  A-1    42,111,983.47       0.00    186,888,016.53  42,583,859.92

  A-2            (0.00)      0.00    458,000,000.00   1,362,550.00

  A-3             0.00       0.00    348,000,000.00   1,339,800.00

  A-4             0.00       0.00    341,000,000.00   1,563,485.00

  B-1             0.00       0.00     60,000,000.00     245,700.00

  C-1            (0.00)      0.00     64,000,000.00     268,800.00

  D-1             0.00       0.00     52,000,000.00     246,913.33
         -------------  ---------  ----------------  -------------
  TOTAL  42,111,983.47       0.00  1,509,888,016.53  47,611,108.25
         =============  =========  ================  =============

                    NOTE MONTHLY                TOTAL
                      INTEREST      PRIOR      INTEREST       INTEREST     CURRENT   DEFICIENCY  POLICY
  NOTE   INTEREST  DISTRIBUTABLE  INTEREST   DISTRIBUTABLE  DISTRIBUTION   INTEREST    CLAIM     CLAIM
CLASSES    RATE        AMOUNT     CARRYOVER      AMOUNT         AMOUNT    CARRYOVER    AMOUNT    AMOUNT
-------  --------  -------------  ---------  -------------  ------------  ---------  ----------  ------
  A-1     1.72515%    471,876.45       0.00     471,876.45    471,876.45       0.00        0.00    0.00

  A-2     2.55000%  1,362,550.00       0.00   1,362,550.00  1,362,550.00       0.00        0.00    0.00

  A-3     3.30000%  1,339,800.00       0.00   1,339,800.00  1,339,800.00       0.00        0.00    0.00

  A-4     3.93000%  1,563,485.00       0.00   1,563,485.00  1,563,485.00       0.00        0.00    0.00

  B-1     3.51000%    245,700.00       0.00     245,700.00    245,700.00       0.00        0.00    0.00

  C-1     3.60000%    268,800.00       0.00     268,800.00    268,800.00       0.00        0.00    0.00

  D-1     4.07000%    246,913.33       0.00     246,913.33    246,913.33       0.00        0.00    0.00
         --------  -------------  ---------  -------------  ------------  ---------  ----------  ------
 TOTAL              5,499,124.78       0.00   5,499,124.78  5,499,124.78       0.00        0.00    0.00
         ========  =============  =========  =============  ============  =========  ==========  ======

                        WFS FINANCIAL 2004-3 OWNER TRUST
                              Officer's Certificate
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 17, 2004

Detailed Reporting

               See Schedule F

WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of August 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated August 01, 2004.

                                       _________________________________________
                                       Lori Bice
                                       Assistant Vice President
                                       Director Technical Accounting

                                       _________________________________________
                                       Keith Palmer
                                       Senior Vice President
                                       Treasurer